UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                November 12, 2004
                                -----------------

                                   Valhi, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                  1-5467                    87-0110150
   -------------------      ------------------          -----------------
     (State or other           (Commission                (IRS Employer
     jurisdiction of           File Number)               Identification
     incorporation)                                       No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
----------------------------------------------            ------------
  (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under  the
        Exchange Act (17  CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under  the
        Exchange Act (17  CFR  240.13e-4(c))

     Titanium Metals Corporation, a Delaware corporation and a subsidiary of the registrant ("TIMET"), filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission on November 17, 2004 reporting the following.

Item 1.01      Entry into a Material Definitive Agreement.

     On November 12, 2004, TIMET UK Ltd. ("TIMET UK"), a wholly owned subsidiary of TIMET, entered into three new leases with The Prudential Assurance Company Limited ("Prudential") for TIMET UK's principal facilities located in Witton, England. The two leases for TIMET UK's manufacturing facilities each have a term of 20 years, and the lease for TIMET UK's office space has a term of 10 years. TIMET UK pays aggregate rent of approximately 752,580 U.K. pounds sterling per year for the three leases, which amount is subject to adjustment every five years at a rate of 2.0% per annum, compounded annually. The first rent payment under the new leases is not due until October 2006. The leases are substantially identical in form, and a form of lease is incorporated herein by reference to
Exhibit 10.1 to a Current Report on Form 8-K filed by TIMET (File No. 0-28538) with the U.S. Securities and Exchange Commission on November 17, 2004.

Item 1.02      Termination of a Material Definitive Agreement.

     Contemporaneously with entering into the new leases described in Item 1.01, TIMET UK and Prudential agreed to terminate the previously effective leases for the same facilities. The previously effective leases permitted TIMET to terminate the leases at the end of 2006 or 2016, while the new leases do not contain a similar termination right. Under the previously effective leases, TIMET UK's aggregate rental rate was approximately 663,224 U.K. pounds sterling per year, which amount was subject to adjustment every five years based upon changes in the Retail Prices Index for all items excluding housing as published by HM Government's relevant statistics office, with the next adjustment scheduled for February 2006. TIMET agreed to the new rental rate and lease terms under the new leases in exchange for the abatement of rental payments until October 2006 and the fixed rent escalation provision.

Item 9.01      Financial Statements and Exhibits.

         (c)      Exhibits.

                  Item No.                Exhibit Index
                  ----------              --------------------------------------
                  10.1                    Form of Lease Agreement dated November
                                          12,  2004,   between  The   Prudential
                                          Assurance Company Limited and TIMET UK
                                          Ltd., related to the premises known as
                                          Timet   Number   2   Plant,   The  Hub
                                          Birmingham  (incorporated by reference
                                          to Exhibit 10.1 to a Current Report on
                                          Form  8-K  filed  by  Titanium  Metals
                                          Corporation  (File No.  0-28538)  with
                                          the  U.S.   Securities   and  Exchange
                                          Commission on November 17, 2004).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Valhi, Inc.
                                       (Registrant)




                                       By:    /s/ Gregory M. Swalwell
                                              ----------------------------
                                              Gregory M. Swalwell
                                              Vice President and Controller




Date:  November 18, 2004